                                                                               .
                                                                               .
                                                                               .
                                                                    EXHIBIT 99.2


SOUTHTRUST CORPORATION
CONSOLIDATED CONDENSED BALANCE SHEETS (UNAUDITED)
(Dollars in thousands)

                                                                                     DEC 31,              Dec 31,
                                                                                      2003                 2002
                                                                                 ---------------      ---------------
ASSETS
  Cash and due from banks                                                        $     1,061,502      $     1,005,327
  Short-term investments:
    Federal funds sold and securities purchased under resale agreements                  219,177                6,638
    Interest-bearing deposits in other banks                                               6,253                4,574
    Trading securities                                                                    67,110               56,356
    Loans held for sale                                                                  532,702            1,134,013
                                                                                 ---------------      ---------------
  Total short-term investments                                                           825,242            1,201,581
  Available-for-sale securities                                                       11,425,935           10,644,634
  Held-to-maturity securities                                                            231,731              368,791
  Loans                                                                               35,511,436           34,483,228
  Less:
    Unearned income                                                                      231,243              245,649
    Allowance for loan losses                                                            501,208              498,501
                                                                                 ---------------      ---------------
  Net loans                                                                           34,778,985           33,739,078
  Premises and equipment, net                                                            937,263              918,962
  Goodwill and core deposit intangibles                                                  799,478              797,857
  Bank owned life insurance                                                            1,028,501              984,766
  Other assets                                                                           836,251              909,860
                                                                                 ---------------      ---------------
  Total assets                                                                   $    51,924,888      $    50,570,856
                                                                                 ===============      ===============


LIABILITIES AND STOCKHOLDERS' EQUITY
  Deposits:
    Interest-bearing                                                             $    29,372,623      $    28,292,911
    Other                                                                              5,373,974            4,652,495
                                                                                 ---------------      ---------------


  Total deposits                                                                      34,746,597           32,945,406
  Federal funds purchased and securities sold under agreements to repurchase           5,777,333            4,756,286
  Other short-term borrowings                                                             97,538              509,658
  Federal Home Loan Bank advances                                                      3,580,817            4,470,944
  Long-term debt                                                                       2,506,904            2,181,894
  Other liabilities                                                                      855,861            1,079,087
                                                                                 ---------------      ---------------
  Total liabilities                                                                   47,565,050           45,943,275
  Stockholders' equity:
    Common stock, par value $2.50 a share (1)                                            892,460              889,450
    Capital surplus                                                                      618,954              604,034
    Retained earnings                                                                  3,399,872            2,979,822
    Accumulated other comprehensive income                                               130,030              334,928
    Treasury stock, at cost (2)                                                         (681,478)            (180,653)
                                                                                 ---------------      ---------------
  Total stockholders' equity                                                           4,359,838            4,627,581
                                                                                 ---------------      ---------------
  Total liabilities and stockholders' equity                                     $    51,924,888      $    50,570,856
                                                                                 ===============      ===============

  (1)   Common shares authorized                                                   1,000,000,000        1,000,000,000
        Common shares issued                                                         356,983,844          355,779,957
  (2)   Treasury shares of common stock                                               26,741,266            8,855,791

SOUTHTRUST CORPORATION
CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
(Dollars in thousands, except per share data)

                                                                Three Months Ended                               Year Ended
                                        ----------------------------------------------------------------   -----------------------
                                                             2003                                2002        Dec 31       Dec 31
                                        --------------------------------------------------    ----------   ----------   ----------
                                          DEC 31      Sept 30       Jun 30        Mar 31        Dec 31        2003         2002
                                        ----------   ----------   ----------    ----------    ----------   ----------   ----------
INTEREST INCOME
  Loans, including fees                 $  423,991   $  419,865   $  437,425    $  445,189    $  470,874   $1,726,470   $1,953,431
  Available-for-sale securities            136,606      131,757      148,502       148,966       154,304      565,831      637,338
  Held-to-maturity securities                4,250        4,545        5,084         5,994         6,838       19,873       31,845
  Short-term investments                     8,370       16,986       15,109        14,446        14,926       54,911       42,797
                                        ----------   ----------   ----------    ----------    ----------   ----------   ----------
Total interest income                      573,217      573,153      606,120       614,595       646,942    2,367,085    2,665,411
                                        ----------   ----------   ----------    ----------    ----------   ----------   ----------

Interest expense
  Deposits                                 101,997      103,413      116,901       121,701       132,220      444,012      596,257
  Short-term borrowings                     10,610       12,926       15,470        16,953        21,476       55,959       98,554
  FHLB advances                             32,157       33,824       40,502        45,301        49,058      151,784      202,632
  Long-term debt                            14,692       15,416       16,491        15,422        16,575       62,021       62,884
                                        ----------   ----------   ----------    ----------    ----------   ----------   ----------
Total interest expense                     159,456      165,579      189,364       199,377       219,329      713,776      960,327
                                        ----------   ----------   ----------    ----------    ----------   ----------   ----------
Net interest income                        413,761      407,574      416,756       415,218       427,613    1,653,309    1,705,084
  Provision for loan losses                 34,850       30,000       30,300        29,400        34,000      124,550      126,732
                                        ----------   ----------   ----------    ----------    ----------   ----------   ----------

Net interest income after
     provision for loan losses             378,911      377,574      386,456       385,818       393,613    1,528,759    1,578,352

Non-interest income
  Service charges on deposit accounts       76,267       76,172       72,096        70,788        74,831      295,323      277,711
  Mortgage banking operations               18,929       37,433       42,322        31,120        33,567      129,804       99,660
  Bank card fees                            12,145       12,230       12,749        10,404        11,166       47,528       44,128
  Debit card fees                            9,608        9,948       11,305        10,463        10,538       41,324       38,692
  Trust fees                                 8,907        8,674        8,630         7,423         8,757       33,634       34,179
  Investment fees                           14,733       17,010       18,878        16,151        15,094       66,772       59,464
  Other fees                                10,405       11,314       10,516        11,324        11,876       43,559       41,035
  Securities gains (losses)                     62        2,436       (1,379)       (1,096)           58           23        2,601
  Other                                     24,074       19,379       20,563        20,608        14,990       84,624       63,526
                                        ----------   ----------   ----------    ----------    ----------   ----------   ----------
Total non-interest income                  175,130      194,596      195,680       177,185       180,877      742,591      660,996
                                        ----------   ----------   ----------    ----------    ----------   ----------   ----------


Non-interest expense
  Salaries and employee benefits           178,721      194,526      199,324       194,414       190,684      766,985      742,611
  Net occupancy                             29,208       26,879       26,730        25,986        28,883      108,803      110,567
  Equipment                                 15,587       16,156       16,268        15,935        18,155       63,946       68,530
  Intangible amortization                    3,212        3,254        3,389         3,388         3,422       13,243       14,241
  Other                                     67,276       71,569       78,648        72,258        86,574      289,751      340,902
                                        ----------   ----------   ----------    ----------    ----------   ----------   ----------
Total non-interest expense                 294,004      312,384      324,359       311,981       327,718    1,242,728    1,276,851
                                        ----------   ----------   ----------    ----------    ----------   ----------   ----------
Income before income taxes                 260,037      259,786      257,777       251,022       246,772    1,028,622      962,497
Income tax expense                          79,551       81,211       82,997        79,677        79,856      323,436      312,626
                                        ----------   ----------   ----------    ----------    ----------   ----------   ----------
Net income                              $  180,486   $  178,575   $  174,780    $  171,345    $  166,916   $  705,186   $  649,871
                                        ==========   ==========   ==========    ==========    ==========   ==========   ==========


Average shares outstanding -
  basic (in thousands)                     332,062      336,184      340,220       345,514       346,871      338,452      346,731
Average shares outstanding -
  diluted (in thousands)                   336,229      339,875      343,578       350,494       350,868      342,498      350,937
Net income per share - basic            $     0.54   $     0.53   $     0.51    $     0.50    $     0.48   $     2.08   $     1.87
Net income per share - diluted                0.54         0.53         0.51          0.49          0.48         2.06         1.85
Dividends declared per share                  0.21         0.21         0.21          0.21          0.17         0.84         0.68

SOUTHTRUST CORPORATION
AVERAGE BALANCES, INTEREST INCOME AND EXPENSE AND AVERAGE YIELDS EARNED AND RATES PAID
(Dollars in millions; yields on taxable equivalent basis)


                                                                              Quarters Ended
                                                  ----------------------------------------------------------------------------
                                                            December 31, 2003                       September 30, 2003
                                                  ------------------------------------      ----------------------------------
                                                                                   (2)                                    (2)
                                                  Average                         Yield/     Average                     Yield/
                                                  Balance        Interest          Rate      Balance        Interest      Rate
                                                  --------------------------------------     ----------------------------------
ASSETS
  Loans, net of unearned income                   $ 35,090.0    $    424.4          4.80%   $ 34,202.8    $    420.3       4.88%
  Available-for-sale securities (1):
   Taxable                                          10,755.5         132.6          4.95       9,982.6         127.6       5.16
   Non-taxable                                         357.9           6.2          7.36         365.0           6.4       7.39
  Held-to-maturity securities:
    Taxable                                            214.0           3.9          7.16         231.7           4.1       7.10
    Non-taxable                                         23.0           0.6         10.25          23.9           0.6      10.15
  Short-term investments                               799.7           8.4          4.15       1,507.7          17.0       4.47
                                                  ----------    ----------       -------    ----------    ----------     ------

     Total interest-earning assets (1)              47,240.1    $    576.1          4.85      46,313.7    $    576.0       4.95
  Allowance for loan losses                           (507.6)                                   (508.0)
  Other assets                                       4,683.7                                   4,673.9
                                                  ----------    ----------       -------    ----------    ----------     ------
     Total assets                                 $ 51,416.2                                $ 50,479.6
                                                  ==========    ==========       =======    ==========    ==========     ======

LIABILITIES AND STOCKHOLDERS' EQUITY
  Savings deposits                                $  2,374.5    $      3.7          0.62%   $  2,355.1    $      3.7       0.62%
  Interest-bearing demand deposits                   4,775.8           7.9          0.65       4,488.0           7.3       0.65
  Time deposits                                     23,240.2          90.4          1.54      21,809.1          92.4       1.68
  Short-term borrowings                              4,584.2          10.6          0.92       5,411.8          12.9       0.95
  Federal Home Loan Bank advances                    3,591.1          32.2          3.55       3,644.2          33.8       3.68
  Long-term debt                                     2,521.5          14.7          2.31       2,530.3          15.4       2.42
                                                  ----------    ----------       -------    ----------    ----------     ------
     Total interest-bearing liabilities             41,087.3         159.5          1.54      40,238.5         165.5       1.63
  Non-interest bearing demand deposits               5,078.7                                   4,825.4
  Other liabilities                                    933.1                                   1,057.5
                                                  ----------    ----------       -------    ----------    ----------     ------
  Total liabilities                                 47,099.1                                  46,121.4
  Stockholders' Equity                               4,317.1                                   4,358.2
                                                  ----------    ----------       -------    ----------    ----------     ------
     Total liabilities and stockholders' equity   $ 51,416.2                                $ 50,479.6
                                                  ==========    ==========       =======    ==========    ==========     ======

Net interest income                                             $    416.6                                $    410.5
                                                  ==========    ==========       =======    ==========    ==========     ======

Net interest margin (1)                                                             3.51%                                  3.53%
                                                  ==========    ==========       =======    ==========    ==========     ======

Net interest spread (1)                                                             3.31%                                  3.32%
                                                  ==========    ==========       =======    ==========    ==========     ======


                                                                                 Quarters Ended
                                                    ------------------------------------------------------------------------------
                                                                  June 30, 2003                            March 31, 2003
                                                    -------------------------------------      -----------------------------------
                                                                                    (2)                                      (2)
                                                    Average                        Yield/      Average                      Yield/
                                                    Balance        Interest         Rate       Balance       Interest        Rate
                                                    ---------     ---------        ------      ---------     ---------      ------
ASSETS
  Loans, net of unearned income                     $34,405.1     $   437.8          5.10%     $34,395.7     $   445.6        5.25%
  Available-for-sale securities (1):
    Taxable                                          10,771.8         144.8          5.57       10,228.3         144.6        5.96
    Non-taxable                                         383.4           6.1          6.89          376.3           6.6        7.50
  Held-to-maturity securities:
    Taxable                                             255.6           4.9          7.65          299.6           5.3        7.23
    Non-taxable                                          30.9           0.4          5.55           38.7           0.9        9.29
  Short-term investments                              1,269.2          15.1          4.77        1,018.1          14.5        5.75
                                                    ---------     ---------        ------      ---------     ---------      ------
     Total interest-earning assets (1)               47,116.0     $   609.1          5.23       46,356.7     $   617.5        5.45
  Allowance for loan losses                            (502.6)                                    (501.0)
  Other assets                                        4,728.7                                    4,638.2
                                                    ---------     ---------        ------      ---------     ---------      ------
     Total assets                                   $51,342.1                                  $50,493.9
                                                    =========     =========        ======      =========     =========      ======

LIABILITIES AND STOCKHOLDERS' EQUITY
  Savings deposits                                  $ 2,333.9     $     4.1          0.70%     $ 2,300.4     $     4.2        0.74%
  Interest-bearing demand deposits                    4,486.2           8.5          0.76        4,543.2           9.6        0.86
  Time deposits                                      22,299.1         104.3          1.88       21,353.8         107.9        2.05
  Short-term borrowings                               5,212.0          15.5          1.19        5,571.1          17.0        1.23
  Federal Home Loan Bank advances                     4,089.0          40.5          3.97        4,373.7          45.3        4.20
  Long-term debt                                      2,470.6          16.5          2.68        2,251.8          15.4        2.78
                                                    ---------     ---------        ------      ---------     ---------      ------

     Total interest-bearing liabilities              40,890.8         189.4          1.86       40,394.0         199.4        2.00
  Non-interest bearing demand deposits                4,761.0                                    4,392.3
  Other liabilities                                   1,177.3                                    1,120.0
                                                    ---------     ---------        ------      ---------    ----------     -------
  Total liabilities                                  46,829.1                                   45,906.3
  Stockholders' Equity                                4,513.0                                    4,587.6
                                                    ---------     ---------        ------      ---------     ---------      ------
     Total liabilities and stockholders' equity     $51,342.1                                  $50,493.9
                                                    =========     =========        ======      =========     =========      ======
Net interest income                                               $   419.7                                  $   418.1
                                                    =========     =========        ======      =========     =========      ======
Net interest margin (1)                                                              3.60%                                    3.69%
                                                    =========     =========        ======      =========     =========      ======
Net interest spread (1)                                                              3.37%                                    3.45%
                                                    =========     =========        ======      =========     =========      ======












                                                                     Quarters Ended
                                                        -------------------------------------
                                                                  December 31, 2002
                                                        -------------------------------------
                                                                                         (2)
                                                         Average                       Yield/
                                                         Balance        Interest        Rate
                                                        ---------       ---------      ------
ASSETS
  Loans, net of unearned income                         $33,890.6       $   471.5         5.52%
  Available-for-sale securities (1):
   Taxable                                                9,995.4           150.3         6.20
    Non-taxable                                             374.7             6.1         6.89
  Held-to-maturity securities:
    Taxable                                                 342.7             6.1         7.08
    Non-taxable                                              42.0             1.0         9.19
  Short-term investments                                  1,097.8            14.9         5.39
                                                       ----------       ---------      -------
     Total interest-earning assets (1)                   45,743.2       $   649.9         5.69
Allowance for loan losses                                  (498.1)
Other assets                                              4,556.3
                                                       ----------       ---------      -------
     Total assets                                      $ 49,801.4
                                                       ==========       =========      =======
LIABILITIES AND STOCKHOLDERS' EQUITY
  Savings deposits                                     $  2,337.1       $     5.5         0.94%
  Interest-bearing demand deposits                        4,421.3            10.6         0.95
  Time deposits                                          20,515.9           116.1         2.24
  Short-term borrowings                                   5,852.3            21.5         1.46
  Federal Home Loan Bank advances                         4,470.9            49.0         4.35
  Long-term debt                                          2,185.1            16.6         3.01
                                                       ----------       ---------      -------
     Total interest-bearing liabilities                  39,782.6           219.3         2.19
  Non-interest bearing demand deposits                    4,353.2
  Other liabilities                                       1,106.3
                                                       ----------       ---------      -------
  Total liabilities                                      45,242.1
  Stockholders' Equity                                    4,559.3
                                                       ----------       ---------      -------
     Total liabilities and stockholders' equity        $ 49,801.4
                                                       ==========       =========      =======
Net interest income                                                     $   430.6
                                                       ==========       =========      =======
Net interest margin (1)                                                                   3.77%
                                                       ==========       =========      =======
Net interest spread (1)                                                                   3.50%
                                                       ==========       =========      =======



(1) Yields were calculated using the average amortized cost of the underlying assets.

(2) All yields and rates are presented on an annualized basis.

SOUTHTRUST CORPORATION
LOAN PORTFOLIO
(Dollars in millions)


                                                                                  Quarters Ended
                                                   ---------------------------------------------------------------------------
                                                                               2003                                   2002
                                                   -----------------------------------------------------------     -----------
                                                       DEC 31         Sept 30         Jun 30           Mar 31         Dec 31
                                                   -----------     -----------     -----------     -----------     -----------
Commercial, financial and agricultural             $  13,080.1     $  12,585.1     $  12,636.8     $  12,664.3     $  12,592.7
Real estate construction                               5,347.0         5,667.6         5,353.7         5,355.6         5,215.4
Commercial real estate mortgage                        7,326.3         7,425.1         7,253.8         7,345.5         7,303.4
Residential real estate mortgage                       6,681.0         6,336.8         6,178.6         6,160.5         6,123.1
Loans to individuals                                   1,637.0         1,683.9         1,724.2         1,775.8         1,869.5
Lease financing:
   Commercial leases                                     680.5           664.5           654.6           661.9           681.0
   Auto leases                                           759.5           722.0           728.6           714.0           698.1
                                                   -----------     -----------     -----------     -----------     -----------
                                                      35,511.4        35,085.0        34,530.3        34,677.6        34,483.2

Unearned income                                         (231.2)         (228.3)         (233.2)         (237.2)         (245.6)
                                                   -----------     -----------     -----------     -----------     -----------
   Loans, net of unearned income                      35,280.2        34,856.7        34,297.1        34,440.4        34,237.6

Allowance for loan losses                               (501.2)         (501.2)         (501.1)         (499.5)         (498.5)
                                                   -----------     -----------     -----------     -----------     -----------
   Net loans                                       $  34,779.0     $  34,355.5     $  33,796.0     $  33,940.9     $  33,739.1
                                                   ===========     ===========     ===========     ===========     ===========


PERCENT MIX OF LOANS
  Commercial, financial and agricultural                  36.9%           35.9%           36.6%           36.5%           36.5%
  Real estate construction                                15.1            16.1            15.5            15.4            15.1
  Commercial real estate mortgage                         20.6            21.2            21.0            21.2            21.2
  Residential real estate mortgage                        18.8            18.1            17.9            17.8            17.8
  Loans to individuals                                     4.6             4.8             5.0             5.1             5.4
    Lease financing:
      Commercial leases                                    1.9             1.9             1.9             1.9             2.0
      Auto leases                                          2.1             2.0             2.1             2.1             2.0
                                                   -----------     -----------     -----------     -----------     -----------
Total                                                    100.0%          100.0%          100.0%          100.0%          100.0%

ALLOWANCE FOR LOAN LOSSES
(Dollars in thousands)
                                                                                    Quarters Ended
                                                     ---------------------------------------------------------------------------
                                                                                 2003                                   2002
                                                     -----------------------------------------------------------     -----------
                                                         DEC 31         Sept 30         Jun 30           Mar 31         Dec 31
                                                     -----------     -----------     -----------     -----------     -----------
Balance beginning of quarter                         $ 501,180       $ 501,068       $ 499,452       $ 498,501       $ 497,624
Total charge-offs                                       38,388          34,379          33,988          33,662          37,610
Total recoveries                                         3,566           4,491           3,764           5,213           4,487
                                                     ---------       ---------       ---------       ---------       ---------
   Net loans charged-off                                34,822          29,888          30,224          28,449          33,123
Additions to allowance charged to expense               34,850          30,000          30,300          29,400          34,000
Subsidiaries' allowance at date of purchase                  0               0           1,540               0               0
                                                     ---------       ---------       ---------       ---------       ---------
Balance at end of quarter                            $ 501,208       $ 501,180       $ 501,068       $ 499,452       $ 498,501
                                                     =========       =========       =========       =========       =========


Ratios:
  Allowance to net loans outstanding                      1.42%           1.44%           1.46%           1.45%           1.46%
  Net loans charged-off to net average loans              0.39            0.35            0.35            0.34            0.39
  Provision for loan losses to net charge-off           100.08          100.37          100.25          103.34          102.65
  Provision for loan losses to net average loans          0.39            0.35            0.35            0.35            0.40

SOUTHTRUST CORPORATION
NON-PERFORMING ASSETS
(Dollars in millions)


                                                                             Quarters Ended
                                                       -----------------------------------------------------------
                                                                         2003                                2002
                                                       ----------------------------------------------      -------
                                                        DEC 31      Sept 30      Jun 30       Mar 31        Dec 31
                                                       -------      -------      -------      -------      -------
Non-accrual loans                                      $ 177.5      $ 189.8      $ 194.2      $ 189.2      $ 175.5
Restructured loans                                         0.0          0.0          0.0          0.0          0.0
                                                       -------      -------      -------      -------      -------
   Total non-performing loans                            177.5        189.8        194.2        189.2        175.5
Other real estate owned                                   44.8         42.2         45.6         51.4         55.1
Other repossessed assets                                   1.8          1.0          1.4          5.5          6.6
                                                       -------      -------      -------      -------      -------
   Total non-performing assets                           224.1        233.0        241.2        246.1        237.2
Accruing loans past due 90 days or more                   62.9         91.1         82.1         84.2         72.6
                                                       -------      -------      -------      -------      -------
   Total non-performing assets and accruing
     loans 90 days or more past due                    $ 287.0      $ 324.1      $ 323.3      $ 330.3      $ 309.8
                                                       =======      =======      =======      =======      =======

Ratios:
  Non-performing loans to total loans                     0.50%        0.54%        0.57%        0.55%        0.51%
  Non-performing assets to total loans
    plus other non-performing assets                      0.63         0.67         0.70         0.71         0.69
  Non-performing assets and accruing loans
    90 days or more past due to total loans
    plus other non-performing assets                      0.81         0.93         0.94         0.96         0.90
  Allowance to non-performing loans                     282.40       264.08       257.98       264.05       284.06


STOCKHOLDERS' EQUITY AND REGULATORY CAPITAL
(Dollars in thousands)


                                                                            Quarters Ended
                                                 ---------------------------------------------------------------------------------
                                                                                2003                                       2002
                                                 -----------------------------------------------------------------     -----------
                                                    DEC 31           Sept 30           Jun 30             Mar 31         Dec 31
                                                 -----------       -----------       -----------       -----------     -----------
Beginning stockholders' equity                   $ 4,380,993       $ 4,496,879       $ 4,523,066       $ 4,627,581     $ 4,534,272
  Net income                                         180,486           178,575           174,780           171,345         166,916
  Dividends declared                                 (69,974)          (70,812)          (71,495)          (72,854)        (58,971)
  Common stock issued                                  1,996             1,327             2,816            11,790             992
  Common stock repurchased                           (98,337)         (127,225)         (124,967)         (150,296)            (15)
  Other comprehensive income                         (35,326)          (97,751)           (7,321)          (64,500)        (15,613)
                                                 -----------       -----------       -----------       -----------     -----------
Ending stockholders' equity                      $ 4,359,838       $ 4,380,993       $ 4,496,879       $ 4,523,066     $ 4,627,581
                                                 ===========       ===========       ===========       ===========     ===========

Accumulated other comprehensive income           $   130,030       $   165,356       $   263,107       $   270,428     $   334,928

Book value per share                                   13.20             13.15             13.32             13.23           13.34

Tier 1 Capital ratio *                                  7.81%             7.79%             7.88%             8.12%           8.15%

Supplemental elements *                                 2.93              3.02              3.17              3.32            2.94

Total risk based capital ratio *                       10.74             10.81             11.05             11.44           11.09

Leverage ratio                                          6.78              6.87              6.78              6.96            7.13

Total equity as a percentage of total assets            8.40              8.50              8.70              8.81            9.15

* Note- Current quarter capital ratios are estimates
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